                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
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    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                     [LOGO]

                       KANSAS CITY POWER & LIGHT COMPANY
                                  1201 WALNUT
                          KANSAS CITY, MISSOURI 64106

                                                                  March 22, 1999

Dear Shareholder:

      We are pleased to invite you to the Annual Meeting of Shareholders of Kansas City Power & Light Company. This meeting will be held at 10:00 a.m. (Central Daylight Time) on Tuesday, May 4, 1999, at the Gem Theater located at 1615 East 18(th) Street, Kansas City, Missouri. Parking is available around the Gem Theater. At this meeting, you will be asked to elect nine directors and to ratify and approve the appointment of independent accountants for 1999.

      We hope you and your guest will be able to attend the meeting. Refreshments will be available starting at 9:00 a.m.

                                          Sincerely,

                                                   [SIG]

                                          Drue Jennings
                                          Chairman of the Board and
                                          Chief Executive Officer

                                     [LOGO]

                       KANSAS CITY POWER & LIGHT COMPANY
                                  1201 Walnut
                          Kansas City, Missouri 64106

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:      Tuesday, May 4, 1999
Time:      10:00 a.m. (Central Daylight Time)
Place:     The Gem Theater
           1615 East 18(th) Street
           Kansas City, Missouri

      The purposes of the Annual Meeting are to:

            1.     Elect nine directors; and

            2.     Ratify the appointment of independent accountants.

      Shareholders of record as of the close of business on March 15, 1999, are eligible to vote at this meeting.

--------------------------------------------------------------------------------

     THE GEM THEATER IS ACCESSIBLE TO ALL SHAREHOLDERS. SHAREHOLDERS WITH SPECIAL ASSISTANCE NEEDS SHOULD CONTACT THE CORPORATE SECRETARY, KANSAS CITY POWER & LIGHT COMPANY, 1201 WALNUT, KANSAS CITY, MISSOURI 64106-2124, NO LATER THAN FRIDAY, APRIL 30, 1999.

                                PROXY STATEMENT

      This Proxy Statement and accompanying proxy card are being mailed, beginning March 22, 1999, to owners of common shares of Kansas City Power & Light Company (KCPL) stock for the solicitation of proxies by the Board of Directors for the 1999 Annual Meeting of Shareholders. The Board of Directors encourages you to read this document carefully and take this opportunity to vote on the matters to be decided at the Annual Meeting.

--------------------------------------------------------------------------------

                                    CONTENTS

                                                                                           Page
                                                                                        -----------

Voting Procedures.....................................................................           1

Corporate Governance..................................................................           2

Election of Directors (Item 1 on Proxy Card)..........................................           4

Submission of Shareholder Proposals and Director Nominations..........................           6

Nominating & Compensation Committee Report on Executive Compensation..................           8

Stock Performance Graph...............................................................          10

Security Ownership of Directors and Officers..........................................          11

Executive Compensation................................................................          12

Pension Plans.........................................................................          14

Severance Agreements..................................................................          15

Change of Control.....................................................................          16

Ratification of Appointment of Independent Accountants (Item 2 on Proxy Card).........          17

Other Business........................................................................          17

                       Kansas City Power & Light Company
                                  1201 Walnut
                        Kansas City, Missouri 64106-2124

                               VOTING PROCEDURES

      YOUR VOTE IS VERY IMPORTANT. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time by:

     -  written notice to the Corporate Secretary;

     -  submission of a proxy bearing a later date; or

     -  casting a ballot during the Annual Meeting proceedings.

Properly executed proxies received by the Corporate Secretary before the Annual Meeting's adjournment will be voted according to the directions provided. If a proxy is returned without shareholder directions, the shares will be voted as recommended by the Board of Directors.

      WHO CAN VOTE? Shareholders who own shares of the Company's common stock as of the close of business on March 15, 1999, are entitled to vote. On that day, approximately 61,898,020 shares of common stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

      Cumulative voting is allowed with respect to the election of directors. This means each shareholder has a total vote equal to the number of shares they own multiplied by the number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees either in equal or unequal amounts. If votes for a certain director nominee are withheld, those votes will be distributed among the remaining director nominees. Withholding authority to vote for all director nominees has the same effect as abstaining from voting for any director nominee. If no instructions are given, the shares will be voted equally for the election of all directors.

      HOW DO I VOTE? Other than by attending the Annual Meeting and voting in person, there are three ways registered shareholders may vote their shares:

                                - By Mail

                                - By Telephone

                                - By Internet

TO VOTE BY MAIL, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. TO VOTE BY TELEPHONE OR INTERNET, 24 hours a day, 7 days a week, refer to the enclosed proxy card for voting instructions. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. If you are an employee participating in the KCPL Employee Savings Plus Plan (KCPL 401-k Plan), you will receive separate instructions from the Plan's Trustee, UMB Bank, n.a., describing how to vote your shares.

      WHAT SHARES ARE INCLUDED IN THE PROXY CARD? The proxy card represents all the shares registered to your account including full shares held in your KCPL Dividend Reinvestment and Stock Purchase Plan account.

      HOW ARE VOTES COUNTED? The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached.

      IS MY VOTE CONFIDENTIAL? KCPL has a policy of voting confidentiality. Proxies, ballots and voting tabulations are available for examination only by the independent Inspector of Election and Tabulators. Your vote will not be disclosed to the KCPL Board or management of KCPL except as may be required by law and in other limited circumstances.

      WHO IS THE PROXY SOLICITOR? Morrow & Company, 445 Park Avenue, New York, New York 10022, has been retained by KCPL to assist in the distribution of proxy materials and solicitation of votes for a fee of $8,500 plus reimbursement of out-of-pocket expenses.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

      The Company's business, property and affairs are managed under the direction of the Board of Directors. This is in accordance with Missouri General Corporation Law and the KCPL Restated Articles of Incorporation and By-Laws. Although Directors are not involved in the day-to-day operating details, they are kept informed of the Company's business through written reports and documents regularly provided to them. In addition, Directors receive operating, financial and other reports presented by the Chairman and other officers of the Company at meetings of the Board of Directors and committees of the Board.

      MEETINGS OF THE BOARD. The Board of Directors held nine meetings in 1998. Each of the incumbent Directors attended at least 75% of the Board and committee meetings to which he or she was assigned.

      COMMITTEES OF THE BOARD. The Board of Directors' five standing committees for 1999 are described below. Directors' committee memberships are included in their biographical information beginning on page 4.

           EXECUTIVE COMMITTEE - exercises the full power and authority of the Board to the extent permitted by Missouri law. The committee generally meets when action is necessary between scheduled Board meetings. The committee met twice in 1998.

           AUDIT COMMITTEE - monitors the auditing, accounting and financial reporting of the Company. The committee makes recommendations to the Board concerning the accounting firm to be employed as independent accountants and consults with these accountants regarding the adequacy of internal controls and the scope and results of their audits. The committee met twice in 1998.

           COMMUNITY DEVELOPMENT COMMITTEE - establishes guidelines for corporate policy and provides guidance and perspective to the Board on the execution of a corporate policy on community development. The committee approves an annual report on community development activities and expenditures. The committee met twice in 1998.

           NOMINATING & COMPENSATION COMMITTEE - is responsible for overseeing the management of human resources activities of the Company including:

            -  selection of nominees to the Board of Directors;

            -  management succession planning;

            - determination of the amounts and forms of senior management compensation;

            -  administration of KCPL's incentive plans for senior officers; and

            -  recommendation for compensation to be paid to Board members.

      The committee met three times in 1998.

           NUCLEAR AFFAIRS COMMITTEE - monitors, reviews, evaluates and makes recommendations to the Board with respect to nuclear matters and affairs. The committee met once in 1998.

      DIRECTOR COMPENSATION. Compensation is paid to non-employee members of the KCPL Board. An annual retainer of $20,000 was paid in 1998 ($5,000 of which was used to acquire shares of KCPL Common Stock through the Company's Dividend Reinvestment Plan on behalf of each non-employee member of the Board). Attendance fees of $750 for each Board meeting and $750 for each committee meeting attended were also paid in 1998. Directors may defer the receipt of all or part of the cash retainers and meeting fees.

      KCPL also provides life and medical insurance coverage for each non-employee member of the KCPL Board. The total premiums paid by the Company for this coverage for all participating non-employee directors in 1998 was $15,731.52.

--------------------------------------------------------------------------------

                             ELECTION OF DIRECTORS
                              ITEM 1 ON PROXY CARD

      The KCPL Board will consist of nine members. The nine nominees named below have been recommended to the Board by the Nominating & Compensation Committee to serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each nominee has consented to stand for election and the Board does not anticipate any nominee will be unavailable to serve. In the event that one or more of the director nominees should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a nominee to be designated by the Board. All of the nominees listed below were Directors in 1998 with the exception of Mr. Beaudoin, who joined the Board January 1, 1999. Arthur J. Doyle is retiring from the Board of Directors after providing over 22 years of service to the Board. Proxies cannot be voted for a greater number of persons than nine.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED NOMINEES.

NOMINEES FOR DIRECTORS

BERNARD J. BEAUDOIN                                          Director since 1999
Mr. Beaudoin, 58, is President of KCPL. He is also director and past Co-Chairperson of Carondelet Health. Mr. Beaudoin will serve as a member of the Nuclear Affairs Committee.

DAVID L. BODDE                                               Director since 1994
Dr. Bodde, 56, holds the Charles N. Kimball Professor of Technology and Innovation at the Bloch School of Business, University of Missouri-Kansas City. Dr. Bodde formerly served as Vice President of the Midwest Research Institute ("MRI") and President of its subsidiary, MRI-Ventures. He also serves on the Board of Trustees of The Commerce Funds. Dr. Bodde will serve as a member of the Nuclear Affairs Committee.

WILLIAM H. CLARK                                             Director since 1983
Mr. Clark, 67, is President of The Urban League of Greater Kansas City, a community service agency which focuses on intergroup relations and human services. Mr. Clark will serve as a member of the Executive and Community Development Committees.

ROBERT J. DINEEN                                             Director since 1987
Mr. Dineen, 69, is Chairman of the Board of Layne Christensen Company, the nation's largest provider of drilling services for the water supply, environmental and minerals exploration markets. He is also a director of Owens-Illinois Inc. Mr. Dineen will serve as a member of the Executive, Nominating & Compensation, and Nuclear Affairs Committees.

W. THOMAS GRANT II                                           Director since 1989
Mr. Grant, 48, is Chairman of the Board, President and Chief Executive Officer of LabOne Inc., a centralized laboratory that markets clinical, substance abuse and insurance laboratory services nationwide. He is also a director of Business Men's Assurance Company of America, Response Oncology, Inc., Commerce Bancshares, Inc. and AMC, Inc. Mr. Grant will serve as a member of the Audit and Community Development Committees.

A. DRUE JENNINGS                                             Director since 1987
Mr. Jennings, 52, is Chairman of the Board and Chief Executive Officer of KCPL. He is also a director of Business Men's Assurance Company of America. Mr. Jennings will serve as a member of the Executive Committee.

GEORGE E. NETTELS, JR.                                       Director since 1980
Mr. Nettels, 71, is Chairman of the Board of Midwest Minerals, Inc., a Kansas-based company involved in construction mineral processing and quarry operations. He is also President of Yampa Resource Associates, Inc., a mined land reclamation operation. Mr. Nettels will serve as a member of the Nominating & Compensation and Nuclear Affairs Committees.

LINDA HOOD TALBOTT                                           Director since 1983
Dr. Talbott, 58, is President of Talbott & Associates, international consultants in strategic planning, philanthropic management, and development to foundations, corporations, and the nonprofit sector. She is Chairman of the Center for Philanthropic Leadership and Adjunct Professor in the School of Graduate Studies at the University of Missouri, Kansas City. Dr. Talbott will serve as a member of the Audit and Community Development Committees.

ROBERT H. WEST                                               Director since 1980
Mr. West, 60, is Chairman of the Board of Butler Manufacturing Company, a supplier of non-residential building systems, specialty components, and construction services. He is also a director of Burlington Northern Santa Fe Corporation and Commerce Bancshares, Inc. Mr. West will serve as a member of the Executive, Audit, and Nominating & Compensation Committees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    SUBMISSION OF SHAREHOLDER PROPOSALS AND
                              DIRECTOR NOMINATIONS

     SHAREHOLDER PROPOSALS

      Shareholders wishing to have a proposal included in the Proxy Statement for the KCPL 2000 Annual Meeting must submit a written proposal to the Corporate Secretary by November 23, 1999. Securities and Exchange Commission rules set standards for shareholder proposal requirements to be included in a proxy statement.

      If a shareholder intends to bring a matter before a shareholder meeting, other than by submitting a proposal for inclusion in the Company's proxy statement for that meeting, the shareholder must give the Company notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If KCPL gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the day public disclosure was made.

      To be in proper written form, a shareholder's notice must set forth as to each matter the shareholder proposes to bring before the shareholder meeting:

     - a brief description of the business to be brought before the shareholder meeting and the reasons for conducting the business at the shareholder meeting;

     -  the shareholder's name and record address;

     - class and number of shares of Company stock the shareholder owns beneficially or of record;

     - a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business by the shareholder, and any material interest of the shareholder in such business; and

     - the shareholder's representation that they intend to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     DIRECTOR NOMINATIONS

      KCPL's By-Laws also require shareholders wishing to make a director nomination at a shareholder meeting give the Company notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If KCPL gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the day public disclosure was made.

      For a director nominee election to be in proper written form, a shareholder's notice to the Corporate Secretary must include:

      the Shareholder's

            -  name and shareholder record; and

            - class or series of KCPL stock and number of shares beneficially held;

                                    and

      the Nominee's

            -  name, age, business address and residence address;

            -  principal occupation or employment;

            - class or series of KCPL stock and number of shares beneficially held; and

            - written consent of the nominee to serve as a director, if elected.

      The notice must also provide:

            - a description of all arrangements or understandings between the shareholder and the nominee;

            - a representation that the shareholder intends to appear in person or by proxy at the shareholders' meeting to nominate the nominee; and

            - any other information relating to the shareholder and the nominee that is required to be reported in a proxy statement or other filings as required by Securities and Exchange Commission rules.

      No person shall be eligible for election as a director unless nominated according to procedures described in the Company's By-Laws. Shareholders may request a copy of these By-Laws by contacting the Corporate Secretary, Kansas City Power & Light Company, 1201 Walnut, Kansas City, Missouri 64106-2124.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      NOMINATING & COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      This Nominating & Compensation Committee of the Board (the "Compensation Committee") is composed of three independent outside Directors. The Compensation Committee establishes and administers the policies and plans that govern compensation for the executive officers listed in the compensation tables in this proxy statement. The Compensation Committee's recommendations are subject to approval by non-employee members of the Board. The Compensation Committee has not adopted a policy concerning the Internal Revenue Service's rules on the deductibility of compensation in excess of $1,000,000.

      Executive compensation for KCPL's executive officers include base salary and incentive pay. The package is designed to attract and keep talented, key executives critical to KCPL's long-term success in a deregulated market and to support a performance-oriented environment. Base salaries are established on the basis of:

     -  job responsibilities and complexity;

     -  individual performance under established guidelines; and

     - competitiveness for comparable positions in companies of similar size within the industry.

The Compensation Committee also compares total executive compensation packages with several national compensation surveys including data prepared by the Edison Electric Institute ("EEI").

      The Long- and Short-Term Incentive Compensation Plan for executive officers based on Economic Value Added (EVA-Registered Trademark-)(1) aligns the interests of management with shareholders. If shareholder value is increased by the amount of the annual EVA-Registered Trademark-goal, bonuses are paid at a target level that varies to reflect a participant's level of responsibility. A minimum level of EVA-Registered Trademark- improvement must be achieved before any bonus is awarded. EVA-Registered Trademark- improvement above the annual goal results in payouts above the target level, and EVA-Registered Trademark-improvement below the minimum level results in a negative bonus. A bonus bank is established for each participant. One half of each positive bonus is deposited in the bank. The remaining one half of any positive bonus is paid in cash. Any negative bonus is also deposited in the bank. When the bonus bank balance is positive, one-half of the amount of the bonus bank balance is also paid to the participant. For 1998, the EVA-Registered Trademark- goal was exceeded and bonuses were earned in the amounts set forth in the compensation tables.

--------------

(1) EVA-Registered Trademark- is a registered trademark of Stern Stewart & Co. in the United States of America, France, the United Kingdom, Canada, Australia and Mexico.

CHIEF EXECUTIVE OFFICER COMPENSATION

      In determining the base salary for A. Drue Jennings, the Chief Executive Officer, the Compensation Committee considered:

     -  financial performance of the Company;

     -  cost and quality of services provided;

     -  leadership in enhancing the long-term value of KCPL; and

     -  relevant salary data including information supplied by the EEI.

      Incentive awards to Mr. Jennings under the Long- and Short-Term Incentive Plan are determined in the same manner as the other executive officers.

                                          COMPENSATION COMMITTEE

                                            Robert H. West
                                            George E. Nettels, Jr.
                                            Robert J. Dineen

--------------------------------------------------------------------------------

                            STOCK PERFORMANCE GRAPH
               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
                       KCPL, S&P 500 INDEX, AND EEI INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       FISCAL YEARS ENDED DECEMBER 31

                                                     KCPL      S&P 500     EEI Index
1993                                              $100.00      $100.00       $100.00
1994                                              $109.04      $101.32        $88.43
1995                                              $130.54      $139.40       $115.86
1996                                              $150.25      $171.40       $117.25
1997                                              $164.80      $228.58       $149.34
1998                                              $174.32      $293.91       $170.09
DOLLARS

*     Total return assumes reinvestment of dividends.
     Assumes $100 invested on December 31, 1993 in KCPL Common Stock, S&P 500 Index, and EEI Index

--------------------------------------------------------------------------------

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table shows ownership of the Company's Common Stock by the named executive officers, other Directors and all Directors and officers as a group. The total of all combined shares represents less than one percent of the outstanding shares of the Company's Common Stock. Management of KCPL has no knowledge of any person (as defined by the Securities and Exchange Commission) who owns beneficially more than 5% of KCPL Common Stock.

                                                  Shares of
                                                 Common Stock
         Name of Beneficial Owner             Beneficially Owned
-------------------------------------------  --------------------
NAMED EXECUTIVE OFFICERS
       Bernard J. Beaudoin                             3,635(1)
       Frank L. Branca                                33,575(1)(2)
       Marcus Jackson                                 10,004(1)(2)
       A. Drue Jennings                               22,732(1)
       Jeanie S. Latz                                 15,911(1)(2)
OTHER DIRECTORS
       David L. Bodde                                  2,289(3)
       William H. Clark                                1,933
       Robert J. Dineen                                2,511
       Arthur J. Doyle                                18,481
       W. Thomas Grant II                              1,511
       George E. Nettels, Jr.                          9,395(4)
       Linda Hood Talbott                              4,823
       Robert H. West                                  2,203

       ---------------------

ALL OFFICERS AND DIRECTORS AS A GROUP                206,577(1)(2)
(20 persons)

    --------------------------

    (1)   Includes shares held in the KCPL's Employee Savings Plus Plan.

    (2) Includes exercisable non-qualified stock options granted under the Long-Term Incentive Plan in the following amounts: Branca, 30,000; Jackson, 6,000; Latz, 13,375; All Other Officers As A Group, 48,500.

    (3) The nominee disclaims beneficial ownership of 500 shares reported and held by nominee's mother.

    (4) The nominee disclaims beneficial ownership of 3,400 shares reported and owned by nominee's wife.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

      The following tables contain compensation data for the Chief Executive Officer and the five other highest compensated executive officers.

SUMMARY COMPENSATION TABLE

                                           Annual Compensation     Long-Term
                                           --------------------   Compensation
                                                                 --------------
                                                                     Awards
                                                                 --------------
                                                                   Securities
                                                                   Underlying       All Other
           Name and                         Salary      Bonus     Options/SARs    Compensation
      Principal Position          Year         $         ($)          (#)            ($)(1)
------------------------------  ---------  ---------  ---------  --------------  ---------------
A. Drue Jennings                     1998    450,000    169,093        0 shares        62,755
Chairman of the Board and            1997    430,000          0        0 shares        61,287
Chief Executive Officer              1996    415,000     71,795   13,750 shares        58,415

Bernard J. Beaudoin                  1998    215,000     72,614        0 shares        20,195
President                            1997    206,000          0        0 shares        20,023
                                     1996    206,000     80,000        0 shares        21,057

Frank L. Branca                      1998    144,000     37,823        0 shares        17,847
Vice President,                      1997    138,000          0        0 shares        17,269
Generation Services                  1996    134,000     23,182    5,500 shares        17,015

Marcus Jackson                       1998    220,000     76,163        0 shares        17,633
Executive Vice President and         1997    200,000          0        0 shares        15,088
Chief Financial Officer              1996    160,000     27,680    6,000 shares        14,748

Jeanie S. Latz                       1998    146,000     43,814        0 shares        17,393
Senior Vice President                1997    140,000          0        0 shares        18,661
Corporate Services, Corporate        1996    135,000     58,335    5,000 shares        16,573
Secretary and Chief Legal
Officer

J. Turner White(2)                   1998    140,152     50,000        0 shares       345,815
Executive Vice President             1997    175,000          0        0 shares        10,562
Corporate Development                1996    145,000     75,085    6,000 shares         9,867

(1)   For 1998, amounts include:

     - FLEX DOLLARS UNDER THE FLEXIBLE BENEFITS PLAN: Jennings - $15,902; Beaudoin - $10,798; Branca - $12,462; Jackson - $12,608; Latz - $9,128;
        and White - $6,782.

     -  DEFERRED FLEX DOLLARS: Jennings - $20,796; Beaudoin - $2,158.

     - ABOVE-MARKET INTEREST PAID ON DEFERRED COMPENSATION: Jennings - $12,558; Beaudoin - $2,228; Branca - $1,065; and Latz - $3,885.

     - KCPL CONTRIBUTION UNDER THE KCPL EMPLOYEE SAVINGS PLUS PLAN: Jennings - $4,799; Beaudoin - $5,011; Branca - $4,014; Jackson - $5,025; Latz -
        $4,242; and White - $3,400.

     -  KCPL CONTRIBUTION TO DEFERRED COMPENSATION AND SUPPLEMENTAL RETIREMENT
        PLAN: Jennings - $8,700; Branca - $306; and Latz - $138.

(2) Mr. White terminated his employment with the Company effective September 11, 1998. Annual compensation includes salary paid to him until that date. All Other Compensation includes $335,633 paid to him upon termination.

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

                          Shares                       Number of           Value of
                         Acquired                     Exercisable        In-the-Money
                            on           Value      Options/SARs at    Options/SARs at
                        Exercise(1)   Realized(1)   Fiscal Year-End   Fiscal Year-end(2)
        Name                (#)           ($)             (#)                ($)
---------------------  -------------  -----------  -----------------  ------------------

A. Drue Jennings            97,146     1,123,677               0                   0
Bernard J. Beaudoin         31,792       446,952               0                   0
Frank L. Branca                  0             0          30,000             198,250
Marcus Jackson              14,589       153,607           6,000              20,250
Jeanie S. Latz               2,931        44,130          13,375              79,945
J. Turner White              5,862        84,964               0                   0

----------------

(1)   Includes dividends that accrued on options and were reinvested.

(2)   Does not include dividends that may be paid under exercise.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 PENSION PLANS

      KCPL has a non-contributory pension plan (the "KCPL Pension Plan") for its management employees, including executive officers, providing for benefits upon retirement, normally at age 65. In addition, an unfunded deferred compensation plan provides a supplemental retirement benefit for executive officers. The following table shows examples of single life option pension benefits (including unfunded supplemental retirement benefits) payable upon retirement at age 65 to the named executive officers:

                                            Annual Pension for
     Average Annual Base                Years of Service Indicated
     Salary for Highest        ---------------------------------------------
          36 Months               15         20         25       30 or more
-----------------------------  ---------  ---------  ---------  ------------
           150,000                45,000     60,000     75,000       90,000
           200,000                60,000     80,000    100,000      120,000
           250,000                75,000    100,000    125,000      150,000
           300,000                90,000    120,000    150,000      180,000
           350,000               105,000    140,000    175,000      210,000
           400,000               120,000    160,000    200,000      240,000
           450,000               135,000    180,000    225,000      270,000
           500,000               150,000    200,000    250,000      300,000
           550,000               165,000    220,000    275,000      330,000

      Each eligible employee with 30 or more years of credited service in the KCPL Pension Plan is entitled to a total monthly annuity at their normal retirement date equal to 50% of their average base monthly salary for the period of 36 consecutive months in which their earnings were highest. The monthly annuity will be proportionately reduced if their years of credited service are less than 30. The compensation covered by the KCPL Pension Plan - base monthly salary - excludes any bonuses and other compensation. The KCPL Pension Plan provides that pension amounts are not reduced by Social Security benefits. The estimated credited years of service for the named executive officers in the Summary Compensation table are as follows:

                      Credited
   Officer        Years of Service
-------------  -----------------------
Jennings                     24
Beaudoin                     18
Branca                       28
Jackson                      21
Latz                         18

      Eligibility for supplemental retirement benefits is limited to officers selected by the Nominating & Compensation Committee of the KCPL Board; all the named executive officers are participants. The annual target retirement benefit payable at the normal retirement date is equal to 2% of highest average earnings, as defined, for each year of credited service up to 30 (maximum of 60% of highest average earnings). The actual retirement benefit paid equals the target retirement benefit less retirement benefits payable under the management pension plan. A liability accrues each year to cover the estimated cost of future supplemental benefits.

      Section 415 of the Internal Revenue Code imposes certain limitations on pensions that may be paid under tax qualified pension plans. In addition to the supplemental retirement benefits, the amount by which pension benefits under the Plan computed without regard to Section 415 exceed such limitations will be paid outside the qualified plan and accounted for by KCPL as an operating expense.

--------------------------------------------------------------------------------

                              SEVERANCE AGREEMENTS

      KCPL has entered into severance agreements ("Severance Agreements") with certain of its senior executive officers, including the named executives, to ensure their continued service and dedication to KCPL and their objectivity in considering on behalf of KCPL any transaction which would change the control of KCPL. Under the KCPL Severance Agreements, a senior executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits during the three-year period after a Change in Control, (or, if later, the three-year period following the consummation of a transaction approved by KCPL's shareholders constituting a Change in Control) if the officer's employment was terminated by:

     -  KCPL other than for cause or upon death or disability;

     -  the senior executive officer for "Good Reason" (as defined therein); and

     - the senior executive officer for any reason during a 30-day period commencing one year after the Change in Control or, if later, commencing one year following consummation of a transaction approved by KCPL's shareholders constituting a change in control (a "Qualifying Termination").

      A Change in Control is defined as:

     - an acquisition by a person or group of 20% or more of the KCPL Common Stock (other than an acquisition from or by KCPL or by a KCPL benefit plan);

     -  a change in a majority of the KCPL Board; and

     - approval by the shareholders of a reorganization, merger or consolidation (unless shareholders receive 60% or more of the stock of the surviving company) or a liquidation, dissolution or sale of substantially all of KCPL's assets.

      Upon a Qualifying Termination, KCPL must make a lump-sum cash payment to the named executive officers of:

     -  the officer's base salary through the date of termination;

     - a pro-rated bonus based upon the average of the bonuses paid to the officer for the last five fiscal years;

     -  any accrued vacation pay;

     - two or three times the officer's highest base salary during the prior 12 months;

     - two or three times the average of the bonuses paid to the officer for the last five fiscal years;

     - the actuarial equivalent of the excess of the officer's accrued pension benefits including supplemental retirement benefits computed without reduction for early retirement and including two or three additional years of benefit accrual service, over the officer's vested accrued pension benefits; and

     - the value of any unvested KCPL contributions for the benefit of the officer under the KCPL Employee Savings Plus Plan.

      In addition, KCPL must offer health, disability and life insurance plan coverage to the officer and his dependents on the same terms and conditions that existed immediately prior to the Qualifying Termination for two or three years, or, if earlier, until the officer is covered by equivalent plan benefits. KCPL must make certain "gross-up" payments regarding tax obligations relating to payments under the KCPL Severance Agreements as well as provide reimbursement of certain expenses relating to possible disputes that might arise.

      Payments and other benefits under the KCPL Severance Agreements are in addition to balances due under the KCPL Long- and Short-Term Incentive Plan. Upon a Change in Control (as defined in the KCPL Long-Term Incentive Plan), all stock options granted in tandem with limited stock appreciation rights will be automatically exercised.

--------------------------------------------------------------------------------

                               CHANGE OF CONTROL

      An Amended and Restated Agreement and Plan of Merger by and Among Western Resources, Inc., Kansas Gas and Electric Company, NKC, Inc., and Kansas City Power & Light Company, was entered into March 18, 1998. The Agreement was approved by shareholders on July 30, 1998. A change of control of the Company under the Agreement would occur at the consummation of the merger proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                              ITEM 2 ON PROXY CARD

      Subject to shareholder ratification, the Board of Directors, at the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers LLP, who served as independent accountants during 1998, as independent accountants to examine the financial statements of KCPL for the fiscal year 1999. Ratification requires the affirmative vote of a majority of eligible and voted shares present, in person or by proxy, at the Annual Meeting. If this appointment is not ratified by shareholders, the Board will reconsider the selection of independent accountants.

      One or more representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

--------------------------------------------------------------------------------

                                 OTHER BUSINESS

      The Company is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent according to their judgment.

                                       By Order of the Board of Directors

                                                      [SIG]

                                       Jeanie Sell Latz
                                         Senior Vice President, Corporate
                                       Secretary
                                         and Chief Legal Officer

Kansas City, Missouri
March 22, 1999

-------------------------------------------------------------------------------

[LOGO]


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                       KANSAS CITY POWER & LIGHT COMPANY

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 4, 1999

The undersigned hereby appoints A.D. Jennings, B.J. Beaudoin, and J.S. Latz, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders on May 4, 1999, and any adjournment or postponement thereof, on the proposed items, and in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY SIGNED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)
-------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -



                           YOUR VOTE IS IMPORTANT!


                      YOU CAN VOTE IN ONE OF THREE WAYS:


1. Call TOLL FREE 1-888-698-8062 on a Touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE for this call.

                                      OR

2.  Vote by Internet at our Internet Address: http://www.proxyvoting.com/kcpl

                                      OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                 PLEASE VOTE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR               PLEASE MARK
PROPOSALS 1 AND 2.                                         YOUR VOTE AS    /X/
--------------------------------------------               INDICATED IN
                                                           THIS EXAMPLE


1.  Election of Directors - Nominees:                                 For All
                                                 For      Withhold    Except
01  B.J. Beaudoin                                / /        / /         / /
02  D.L. Bodde
03  W.H. Clark
04  R.J. Dineen
05  W.T. Grant II
06  A.D. Jennings
07  G.E. Nettels, Jr.
08  L.H. Talbott
09  R.H. West

----------------------------------------------------------------
Except Nominee(s) written above

                                                 FOR       AGAINST    ABSTAIN
2.  Appointment of PricewaterhouseCoopers        / /        / /         / /
    LLP as independent accountants for 1999.

             ------------------------------------------------
             ***IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                   PLEASE READ THE INSTRUCTIONS BELOW***
             ------------------------------------------------


DATE                /             /1999
---------------------------------------


----------------------------------------------------
Signature


----------------------------------------------------
Signature, if Jointly Held

IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER
REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE


-------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

        [LOGO]  INSTRUCTIONS IF VOTING BY TELEPHONE OR INTERNET  [LOGO]

                       QUICK * * * EASY * * * IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:

-  There is NO CHARGE for this call.

- On a TOUCH-TONE Telephone call TOLL FREE 1-888-698-8082 24 hours per day -- 7 days a week.

-------------------------------------------------------------------------------
OPTION A:  To vote as the Board of Directors recommends on ALL proposals,
Press 1.
-------------------------------------------------------------------------------

             When asked, please confirm your vote by Pressing 1.

-------------------------------------------------------------------------------
OPTION B:  If you choose to vote on each proposal separately, press 0. You will hear these instructions:
-------------------------------------------------------------------------------

     Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.
     Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/kcpl

         IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                            THANK YOU FOR VOTING.

CALL * * TOLL FREE * * ON A TOUCH-TONE TELEPHONE
          1-888-698-8082 - ANYTIME
   There is NO CHARGE to you for this call.


-----------------------------
-----------------------------




   CONTROL NUMBER
FOR TELEPHONE/INTERNET VOTING
-----------------------------
-----------------------------

-------------------------------------------------------------------------------